UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 16, 2006.

XINHUA CHINA LTD. (Exact name of registrant as specified in its chapter)

Nevada (State or other jurisdiction of incorporation	000-33195 (Commission File Number)	88-0437644 (IRS Employer Identification No.)

A-11 Chaowai Men Property Trade Center Office Building, No. 26 Chaoyangmen Wai St., Chaoyang District, Beijing, P.R. China (Address of principal executive offices)	100020 (Zip Code)

Registrant's telephone number, including area code 86-10-85656588

NA (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]        Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]        Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]         Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]         Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CRF 240.13e-4(c))

ITEM 1.01  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On May 16, 2006, Xinhua China Ltd. (the "Company"), Bear Technology Limited Company ("Bear Technology"), a company organized under the laws of the People’s Republic of China, and the shareholders/registered capital owners of Bear Technology executed a share purchase agreement (the "Agreement") whereby in exchange for the shareholders of Bear Technology transferring all of the issued capital (registered capital) of Bear Technology to the Company, the Company agrees to issue up to 20 million shares of the Company’s common stock, of which 8 million shares will be issued within 10 business days of the execution of the Agreement and up to 12 million shares will be issued within 15 business days of the completion of an asset valuation report of Bear Technology, provided that the asset valuation is no less than $35 million.  If the asset valuation report is less than $35 million, then the 12 million shares to be issued will be reduced accordingly based on a deemed share price of $1.75 per share and also taking into account the first 8 million shares issued.  In addition, upon completion of the purchase of all the issued capital (registered capital) in Bear Technology, the Company agrees to grant in aggregate 6 million stocks options to employees, officers and directors of Bear Technology to acquire up to 6 million common shares of the Company with an exercise price and vesting terms to be determined by the Company’s Board of Directors at the time of issuance.

A copy of the Agreement, dated May 16, 2006, is attached hereto as Exhibit 10.1.

ITEM 8.01.  OTHER EVENTS

Pursuant to Form 8-K, General Instructions F, registrant hereby incorporates by reference the press releases attached hereto as Exhibit 99.1 and Exhibit 99.2.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

Exhibit No.	Description
Exhibit 10.1	Share Purchase Agreement between the Company, Bear Technology Limited Company and the Shareholders of Bear Technology Limited Company, dated May 16, 2006.
Exhibit 99.1	Press Release dated May 15, 2006.
Exhibit 99.2	Press Release dated May 19, 2006.

SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  May 19, 2006

                                                                        XINHUA CHINA LTD.

                                                                        By:       /s/ Clement Wu
                                                                        Name:  Clement Wu
                                                                        Title:     CFO and a Director

EXHIBIT INDEX

Number	Exhibit	Sequential Page Number
10.1	Share Purchase Agreement between the Company, Bear Technology Limited Company and the Shareholders of Bear Technology Limited Company, dated May 16, 2006.	5
99.1	Press Release dated May 15, 2006.	42
99.2	Press Release dated May 19, 2006.	46